SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2003

ALASKA AIR GROUP, INC.

(Exact Name of Registrant as Specified
in its Charter)

Delaware	1-8957	91-1292054

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19300 Pacific Highway South, Seattle, Washington	98188

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 431-7040

ITEM 5. Other Events and Regulation FD Disclosure

     On May 20, 2003, Alaska Air Group, Inc. issued a press release announcing the retirement of the chairman of Alaska Air Group, Inc. and the preliminary results of its 2003 Annual Meeting of Shareholders.

     The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 7. Financial Statements, ProForma Financial Information and Exhibits

     (c)  Exhibits

     99.1         Press Release of Alaska Air Group, Inc. dated May 20, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA AIR GROUP, INC.

May 22, 2003	/s/ Terri K. Maupin

Terri K. Maupin Staff Vice President/Finance and Controller

May 22, 2003	/s/ Bradley D. Tilden

Bradley D. Tilden Executive Vice President/Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

99.1	Press Release dated May 20, 2003

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